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20121680662
$150.00
SECRETARY OF STATE
12/10/2012 10:57:42

ABOVE SPACE FOR OFFICE USE ONLY

Statement of Correction Correcting Information Other Than Principal Office Address or Registered Agent Information

filed pursuant to §7-90-305 of the Colorado Revised Statutes (C.R.S.)

Document number (of filed document to be corrected): 20111157771

ID number: 19871628889

1. Entity name: STANDARD GOLD, INC.

2. True name (if different from the entity name): ______

The corrected statement(s) below correct(s) the corresponding incorrect statement(s) that is/are contained in the filed document identified by the document number above.

Complete the following sections as applicable. Leave the section blank if it does not apply. You must complete section 15.

3. Corrections made below are intended to update the entity's current information ☐

OR

Corrections made below are intended for historical purposes only, and not to update the entity's current information ☐

4. Correction of entity name of record ______

5. Correction of true name of record ______

6. Correction of entity form of record ______

7. Correction of jurisdiction of formation of record ______

8. Correction of delayed effective date of record
(only for filed documents that have not become effective)

____
(mm/dd/yyyy)

9. Correction of period of duration of record

If the entity's period of duration as corrected is perpetual, mark this box ☐

OR

If period of duration is less than perpetual, state the date on which the period of duration expires:

____
(mm/dd/yyyy)

10. If other information contained in the filed document is being corrected, mark this box ☐ and include an attachment stating the information to be corrected and each such correction.

11. Correction regarding unauthorized filed document (if the filed document should not have been filed, mark this box ☑ and include an attachment stating each incorrect statement that is corrected by the statement of correction).
(only for filed documents that have become effective)

12. If this statement of correction affects another record in the records of the Secretary of State, mark this box ☐ and include an attachment stating the entity name, true name, trade name, or trademark and the identification number of that record.

13. If this statement of correction affects this record's status, mark this box ☐.

14. *(If this statement of correction revokes a filed document that states a delayed effective date but has not yet become effective, adopt the following statement by marking the box.)*
☐ The filed document is revoked.

Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

15. The true name and mailing address of the individual causing this document to be delivered for filing are

Ullman	Sharon		
(Last)	*(First)*	*(Middle)*	*(Suffix)*

611 Walnut Street
(Street number and name or Post Office Box information)

Gadsden	AL	35901
(City)	*(State)*	*(ZIP/Postal Code)*

(Province – if applicable) *(Country)*

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

Attachment to Certificate of Correction Correcting Information Other Than Principal Officer Address or Registered Agent Information Filed by Standard Gold, Inc.

Document to be corrected: Articles of Incorporation (Document # 20111157771)

Statement of Incorrect Information:

ARTICLE VIII
AMENDMENTS

The Corporation reserves the right to amend its Articles of Incorporation from time to time in accordance with the Colorado Business Corporation Act. Notwithstanding the foregoing, Article IV of these Articles of Incorporation cannot be amended in any way without the consent of a majority of the holders of the Series A Preferred Stock. Furthermore, the previous sentence of this Article VIII cannot be amended in any way without the consent of a majority of the holders of the Series A Preferred Stock.

Statement of Correct Information:

ARTICLE VIII
AMENDMENTS

The Corporation reserves the right to amend its Articles of Incorporation from time to time in accordance with the Colorado Business Corporation Act.